Escrow (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Disclosure Escrow Abstract
Escrow from IPO
Escrow from other financing activities		52,187,762
Total escrow		52,187,762
Allowance for expected credit losses
Total Escrow, net		$ 52,187,762